UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported) November 3, 2009

OLD REPUBLIC INTERNATIONAL CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware	001-10607	36-2678171
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

307 North Michigan Avenue, Chicago, Illinois 60601
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(Address of principal executive offices) (Zip Code)

(312) 346-8100
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(Registrant’s telephone number, including area code)

N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of  Operations and Financial Condition

On November 3, 2009, Old Republic International Corporation (the “Registrant”) announced that it would file its third quarter 2009 Form 10-Q by the due date, though its registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”) had informed the Registrant that PwC was unable to complete its review of the Registrant’s consolidated financial statements in accordance with Statement of Auditing Standards No. 100, Interim Financial Information (“SAS 100”), as required by Rule 10-01(d) of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended, due to a disagreement with the Registrant’s treatment of certain third quarter 2009 reinsurance transactions consummated by the Registrant’s Mortgage Guaranty Group. The transactions and the financial statement treatment afforded them were disclosed in the Registrant’s earnings release dated October 22, 2009.

The full text of the Registrant’s announcement is included as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

                       99.1  Earnings Release dated November 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION
Registrant

Date: November 4, 2009	By: /s/ Karl W. Mueller
Karl W. Mueller
Senior Vice President,
Chief Financial Officer, and
Chief Accounting Officer

INDEX TO EXHIBITS
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Exhibits

99.1  Earnings Release dated November 3, 2009.